UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2020

Vapotherm, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38740	46-2259298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Domain Drive

Exeter, NH 03833

(Address of Principal Executive Offices, and Zip Code)

(603) 658-0011

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	VAPO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders held on June 23, 2020 (the “2020 Annual Meeting”), Vapotherm, Inc.’s (the “Company”) stockholders voted to approve an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation (“Charter”) to add a federal forum selection clause, which provides that unless the Company’s board of directors consents in writing to the selection of an alternate forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any claim arising under the Securities Act of 1933, as amended.

Subsequent to such approval, the Company filed, on June 23, 2020, with the Delaware Secretary of State a certificate of amendment to the Charter (the “Certificate of Amendment”), giving effect to the forum selection clause. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2020.

Proposal No. 1: To Elect Three Class II Directors to Serve Until the 2023 Annual Meeting of Stockholders.

The stockholders re-elected the following individuals as Class II directors of the Company:

Name of Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Anthony Arnerich	13,530,627	1,618,417	2,270	3,726,215
Lance Berry	15,143,383	5,676	2,255	3,726,215
Geoff Pardo	13,554,427	1,594,617	2,270	3,726,215

Proposal No. 2: To Approve the Amendment of Our Tenth Amended and Restated Certificate of Incorporation to Add a Federal Forum Selection Provision.

The stockholders approved the amendment of the Company’s Tenth Amended and Restated Certificate of Incorporation to add a federal forum selection provision.

Votes For	Votes Against	Abstain	Broker Non-Votes
14,216,595	934,664	55	3,726,215

Proposal No. 3: To Ratify the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the 2020 Fiscal Year.

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstain	Broker Non-Votes
18,875,020	1,502	1,007	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Tenth Amended and Restated Certificate of Incorporation of Vapotherm, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOTHERM, INC.

Date: June 24, 2020	By:	/s/ John Landry
Name: John Landry
Title: Vice President & Chief Financial Officer